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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported) February 3, 1997
                                                     ---------------------------
                                Safety 1st, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

      0-21404                                       04-2836423
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(Commission File No.)                     (I.R.S. Employer Identification No.)

              210 Boylston St., Chestnut Hill, Massachusetts 02167
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               (Address of Principal Executive Offices) (Zip Code)

                                 (617) 964-7744
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5. OTHER EVENTS
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     (a) The Company has entered into a $45,000,000 secured credit facility through Goldman Sachs Credit Partners L.P. ("GSCP") that replaced the Company's previous loan arrangements.

     The Company's new credit facility consists of a $25,000,000 term loan and a $20,000,000 revolving credit facility, both of which expire on May 1, 1998. The annual rate of interest on all borrowings for the initial six months of the facilities is equal to the Prime Rate, as defined, plus 2.65%, increasing by one percent (1%) every three (3) months thereafter to a maximum annual rate of the Prime Rate, plus 5.65%. The credit facility is secured primarily by all corporate assets of the Company and contain certain financial covenants. Advances under the revolving credit facility, which includes trade letters of credit, are calculated by an asset based borrowing formula. The loan agreement requires the Company to pay certain fees to GSCP, as Agent, including, without limitation, a monthly commitment fee equal to .50% of the average unused commitment during the preceding month and letter of credit fees equal to the Applicable Margin, as defined, plus 2% based on the face amount of each letter of credit. The Company and GSCP have also entered into a separate letter agreement that requires the Company to pay to GSCP a one-time facility fee of $1,250,000, subject to a $500,000 refund under limited circumstances, and an administration fee of $5,000 per month.

     As part of the credit facility, the Company has delivered into escrow pursuant to an Escrow Agreement, Warrants for up to 350,000 shares of the Company's common stock. The Warrants are to be released from escrow and delivered to GSCP as follows: if the credit facilities are still in effect after six months, a Warrant for 250,000 shares shall be delivered; if the credit facilities are still in effect after nine months, a Warrant for an additional 50,000 shares shall be delivered; and if the credit facilities are still in effect after twelve months, a Warrant for the final 50,000 shares shall be delivered. In the event the Company shall be unable to register the stock underlying the Warrants within sixty (60) days after the release of the initial 250,000 Warrants, the Company is obligated to pay GSCP up to $100,000 per month until the earlier of the date of such registration and the date the underlying stock may be sold under Rule 144 of the Securities Act of 1933.

     Finally, Michael Lerner, President and Chief Executive Officer of the Company, has personally guaranteed up to $10,500,000 of the credit facility and fully collateralized his guaranty obligation with personal assets that include stock in the Company, all subject to reduction under certain limited circumstances.

     The above descriptions of the loan agreement are qualified in their entirety by reference to the First Amended and Restate Loan Agreement which is filed herewith as Exhibit 10.1 and incorporated herein by reference.


     (b) In addition, on January 29, 1997, the Company obtained a Final Judgment and Order of Dismissal with Prejudice of Class Action (the "Final Order") from the United States District Court for the District of Massachusetts in the action entitled ESNER, ET AL. V. SAFETY 1ST, ET AL., No. 95 11846-DPW. The Court issued the Final Order which found the previously reported settlement reasonable


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and fair and dismissed the action with prejudice against the Company and the individually named officers of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

     (c)  The following Exhibits are filed as part of this Report.

          Exhibit     Description
          -------     -----------

          10.1        First Amended and Restated Loan Agreement dated as of
                      January 31, 1997, among the Company, as Borrower, the
                      Lenders listed on the signature pages thereof, as Banks, and GSCP, as Agent.

          10.2        $20,000,000 Revolving Note dated January 31, 1997, executed by the
                      Company in favor of GSCP, as Agent.

          10.3        $25,000,000 Term Note dated January 31, 1997, executed by the
                      Company in favor of GSCP, as Agent.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               Safety 1st, Inc.
                                          --------------------------
                                                (Registrant)



Date    February 7, 1997                By  /s/ Michael Lerner
    ---------------------                 --------------------------
                                          Michael Lerner, President
                                          Chief Executive Officer








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

                                  EXHIBIT INDEX


Exhibit           Description                                                                     Page
-------           -----------                                                                     ----

10.1              First Amended and Restated Loan Agreement dated as of January 31,
                  1997, among the Company, as Borrower, the Lenders listed
                  on the signature pages thereof, as Banks, and GSCP, as Agent.

10.2              $20,000,000 Revolving Note dated January 31, 1997, executed by the
                  Company in favor of GSCP, as Agent.

10.3              $25,000,000 Term Note dated January 31, 1997, executed by the
                  Company in favor of GSCP, as Agent.



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